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                                                                   EXHIBIT 99.3


                           CERTIFICATE OF DESIGNATION

             FOR SERIES B CONVERTIBLE PARTICIPATING PREFERRED STOCK

                                       OF


                        PERSONNEL GROUP OF AMERICA, INC.




             Pursuant to Section 151 of the General Corporation Law
                            of the State of Delaware



         The undersigned, Larry L. Enterline and Ken R. Bramlett, Jr., Chief Executive Officer and Secretary, respectively, of Personnel Group of America, Inc. (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware (the "DGCL"), HEREBY CERTIFY that pursuant to the authority granted by Article Fourth of the Restated Certificate of Incorporation of the Corporation and in accordance with the provisions of Section 151 of the DGCL, the Board of Directors of the Corporation has adopted the following resolution fixing the designation and certain terms, powers, preferences and other rights of a new series of Preferred Stock to the Corporation and certain qualifications, limitations and restrictions thereon:

         RESOLVED, that pursuant to Article Fourth of the Restated Certificate of Incorporation of the Corporation, there be and hereby is authorized and created a series of Preferred Stock, having the designation, preferences and relative, participating, optional or other rights, qualifications, limitations and restrictions as hereinafter set forth:

         1. Designation. The distinctive serial designation of this series shall be "Series B Convertible Participating Preferred Stock" (hereinafter called "Series B"). All capitalized terms used herein and not otherwise defined shall have the meanings set forth in Section 8 hereof. Each share of Series B shall be identical in all respects with the other shares of Series B except as to the dates from and after which dividends thereon shall be cumulative. The Series B shall consist of 1,047,290 shares with a par value of $0.01 per share. Shares of Series B purchased by the Corporation, canceled pursuant to Section 3 below or converted into the common stock, par value $0.01 per share of the Corporation ("Common Stock"), shall be canceled and retired and shall revert to authorized but unissued preferred stock of the Corporation undesignated as to series.

         2. Dividends. The holders of Series B shall be entitled to receive, when, as and if declared by the Board of Directors, but only out of funds legally available therefor, dividends and distributions (payable in cash, stock or otherwise, other than any





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stock dividend for which there is an adjustment pursuant to Section 5 below), on each date that dividends or other distributions are payable on or in respect of any Common Stock or any other series of preferred stock of the Corporation in an amount per share of the Series B pari passu with the amount holders of the Common Stock and any other series of preferred stock shall receive, in each case on an as-converted-to-Common-Stock basis. All dividends or distributions payable with respect to the Series B pursuant to this Section 2 shall be payable in respect of fractional shares, adjusted to reflect such fractional dividend or distribution. Such dividends or distributions shall be cumulative and shall be payable on the date specified by the Board of Directors of the Corporation at the time such dividend is declared.

         3.     Liquidation Preference.

         (a) In the event of any Liquidation, the Series B shall be canceled and the holders of Series B shall thereafter only be entitled to be paid out of the assets of the Corporation or proceeds thereof available for distribution to its stockholders, before any distribution or payment is made to the holders of any Junior Stock but after such payment is to be made to holders of Senior Stock, the liquidation preference in effect at the time of such distribution or payment date as provided in subparagraph (b) hereof.

         (b) The liquidation preference for shares of Series B shall be $0.01 per share (as adjusted for any stock splits, recapitalizations or stock consolidations) plus an amount equal to any declared and unpaid dividends per share of Series B.

         (c) If the assets of Corporation are greater than the total liquidation preference for all the shares of Series B, any remaining assets of the Company legally available for distribution to stockholders will be distributed pro rata among the holders of the Common Stock and the holders of the Series B in an amount equal to the amount such holders would receive if such shares of Series B had been converted into Common Stock immediately prior to the distribution of such remaining assets.

         (d) If the assets of the Corporation are not sufficient to pay in full the payments payable to the holders of Series B and any Parity Stock upon the Liquidation, then the assets of the Corporation or the proceeds thereof available for distribution to its stockholders and not paid to the holders of any Senior Stock shall be distributed among the holders of Series B and any Parity Stock pro rata in accordance with their respective liquidation preferences.

         4. Redemption. The Series B may not be redeemed by the Corporation at any time.

         5.     Conversion.

         (a) Subject to the provisions for adjustment hereinafter set forth, each share of Series B shall be convertible at the option of the holder thereof, at any time, into 100 fully paid and nonassessable shares of Common Stock, upon surrender at the principal office of the Corporation or at such other office or offices as the Board of Directors may designate of the certificate for the share so to be converted, duly endorsed




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or assigned to the Corporation in blank and accompanied by (i) an irrevocably written notice to the Corporation that the holder thereof elects so to convert 1such shares of Series B and specifying the name or names (with address or addresses) in which a certificate or certificates evidencing shares of Common Stock are to be issued and (ii) if required pursuant to Section 5(h), an amount sufficient to pay any transfer or similar tax (or evidence reasonably satisfactory to the Corporation demonstrating that such taxes have been paid). If a holder converts more than one share at a time, the number of full shares of Common Stock issuable upon conversion shall be based on the total number of shares of Series B so converted. Subject to the following provisions of this paragraph, each conversion shall be deemed to have been effected immediately prior to the close of business on the date on which the certificates for shares of Series B to be converted shall have been surrendered together with the irrevocable written notice and payment of taxes (if applicable) as provided for above, and the person or persons entitled to receive the Common Stock deliverable upon conversion of such Series B shall be treated for all purposes as the record holder or holders of such Common Stock at such time on such date, unless the stock transfer books of the Corporation shall be closed on such date, in which event such person or persons shall be deemed to have become such holder or holders of record at the close of business on the next succeeding day on which such stock transfer books are open, but such conversion shall be at the conversion rate in effect on the date on which such shares shall have been surrendered and such notice (and, if applicable, payment) received by the Corporation. Notwithstanding the foregoing, no shares of Series B may be converted into shares of Common Stock until the Corporation's certificate of incorporation is amended to increase the number of authorized shares of Common Stock or to effect a reverse split of outstanding shares of Common Stock, such that immediately following such amendment the number of authorized but unissued shares of Common Stock shall be greater than the number of shares of Common Stock into which all of the then outstanding shares of Series B are convertible.

         (b) The number of shares of Common Stock and the number of any other shares of the Corporation, if any, into which each share of Series B is convertible, shall be adjusted from time to time as set forth below. Such adjustments shall be made whether or not there are any outstanding shares of Series B, and any shares of Series B subsequently issued shall be issued with such adjustments having been effected.

         (i) Dividends, Subdivisions, Splits and Combinations. In case the Corporation shall (A) pay a dividend or make a distribution in shares of Common Stock or shares convertible into or otherwise exchangeable or exercisable for Common Stock, (B) subdivide or split its outstanding shares of Common Stock into a greater number of shares of Common Stock or
     (C) combine or reverse-split its outstanding shares of Common Stock into a smaller number of shares of Common Stock, then in each such case the number of shares of Common Stock into which each share of Series B shall thereafter be convertible shall be proportionately increased or decreased, respectively, with effect as of the record date set for such dividend or the effective date of such split, subdivision or combination.




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

         (ii) Reclassifications. In the case of any classifications, reclassifications or reorganizations of the Common Stock (whether pursuant to a sale of all or substantially all assets, merger or consolidation or otherwise) for which an adjustment is not otherwise made pursuant to this
     Section 5 and for which no cancellation is effected under Section 3(a), then the holder of each share of Series B shall be entitled to receive upon the conversion of such share (on the same basis and conditions as set forth herein with respect to the Common Stock), the stock, securities or other property (including cash) that such holder would have been entitled to receive upon the happening of any of the events described above had such share been converted immediately prior to the happening of such event and, in any such case, appropriate provision shall be made so that such holder's rights and interests herein with respect to the Series B (including in this Section 5) shall be applicable as nearly may be in relation to stock, securities or other property thereafter deliverable upon conversion.

         (c) In case the Corporation shall take a record of the holders of any class of its capital stock entitled to receive a dividend or other distribution payable in Common Stock or securities convertible into or otherwise exchangeable or exercisable for Common Stock, whether or not immediately exercisable (collectively, "Convertible Securities") or to subscribe for or purchase or otherwise acquire Common Stock or Convertible Securities, then such record date shall be deemed to be the date of issue or sale of the shares deemed to have been issued or sold upon the declaration of such dividend or other distribution or the granting of such right of subscription, purchase or acquisition.

         (d) No adjustment in the conversion rate shall be required unless such adjustment (plus any adjustments not previously made by reason of this subdivision (d)) would require an increase or decrease of at least 1% in the number of shares of Common Stock into which each share of Series B is then convertible; provided, however, that any adjustments which by reason of this subdivision (d) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 5 shall be made to the nearest one-hundred thousandth of a share. When evaluating the amount of consideration for any purpose under this Section 5, the amount of consideration shall be deemed to be the proceeds received before deducting any expenses incurred or any underwriting commissions or concessions paid or allowed by the Corporation in connection therewith and any consideration other than cash shall be established as the fair value at the time of receipt thereof as determined in good faith by the Board of Directors.

         (e) The Board of Directors may make such adjustments in the conversion rate, in addition to those required by this Section 5, as shall be determined in good faith by the Board of Directors, as evidenced by a resolution of the Board of Directors, to be advisable in order to avoid taxation so far as practicable of any dividend of stock or stock rights or any event treated as such for Federal income tax purposes to the recipients. After no less than five (5) days advance written notice given to the holders of record of Series B, the Board of Directors shall have the power to resolve any ambiguity or correct any error in this Section 5 and its action in so doing, as evidenced by





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a written resolution of the Board of Directors that shall not have been revoked prior to its effectiveness, shall be final and conclusive.

         (f) Whenever any adjustment is required in the shares of Common Stock into which each share of Series B is convertible, the Corporation shall forthwith (i) file in the corporate minutes and with any transfer agent of the Series B a statement describing in reasonable detail the adjustment and the method of calculation used and (ii) cause a copy of such statement to be mailed to the holders of record of the Series B as of the effective date of such adjustment.

         (g) The Corporation shall at all times reserve and keep available out of its authorized but unissued Common Stock, for the purpose of issuance upon conversion of the Series B, the full number of shares of Common Stock then deliverable upon the conversion of all shares of Series B then outstanding.

         (h) The Corporation will pay any and all taxes that may be payable in respect of the issuance or delivery of Common Stock on conversion of Series
B. The Corporation shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of Common Stock in a name other than that in which the Series B so converted were registered, and no such issuance or delivery shall be made unless and until (i) the person requesting such issuance has paid to the Corporation the amount of any such tax or has established to the satisfaction of the Corporation that such tax has been paid and (ii) such issuance and delivery is permitted under applicable federal, state and foreign securities laws without registration thereof.

         (i) For the purpose of this Section 5 and, unless the context otherwise requires, the purpose of this serial designation, the term "Common Stock" shall include any shares of the Corporation of any class or series which has no preference or priority in the payment of dividends or in the distribution of assets upon any Liquidation of the Corporation and which is not subject to redemption by the Corporation. However, Common Stock issuable upon conversion of Series B shares shall include only shares of the class designated as Common Stock as of the original date of issuance of the Series B, or shares of the Corporation of any classes or series resulting from any reclassification or reclassifications thereof and which have no preference or priority in the payment of dividends or in the distribution of assets upon any Liquidation of the Corporation and which are not subject to redemption by the Corporation, provided that if at any time there shall be more than one such resulting class or series, the shares of such class and series then so issuable shall be substantially in the proportion which the total number of shares of such class and series resulting from all such reclassifications bears to the total number of shares of all such classes and series resulting from all such reclassifications.

         (j) No fractional shares or scrip representing fractional shares shall be issued upon the conversion of Series B. If any such conversion would otherwise require the issuance of a fractional share, an amount equal to the fair market value of such fractional share or scrip, as determined in good faith by the Board of Directors, shall be paid to the holder in cash by the Corporation.



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         (k)    The certificate of any independent firm of public accountants or any independent investment bank or financial advisory firm of nationally recognized standing selected in good faith by the Board of Directors shall be presumptive evidence of the correctness of any computation made under this
Section 5.

         (l) Notwithstanding any other provision hereof, if a conversion of this security is to be made in connection with a holder's participation in a registered public offering or a Sale Transaction, the conversion may, at the election of the holder, be conditioned upon the consummation of such public offering or Sale Transaction in which case such conversion shall not be deemed to be effective until the consummation of such transaction.

         (m) Other Actions. In case at any time or from time to time the Corporation shall take any action of the type contemplated herein but not expressly provided for by such provisions, then, unless in the opinion of the Board of Directors such action is not reasonably likely to have a material adverse effect upon the rights of the Series B (taking into consideration, if necessary, any prior actions which the Board of Directors hereunder deemed not reasonably likely to materially adversely affect the rights of the Series B), the Series B shall be adjusted in such manner and at such time as the Board of Directors may in good faith determine to be equitable in the circumstances.

         6.     Automatic Conversion.

         (a) Subject to the final sentence of Section 5(a), the Series B shall automatically be converted into shares of Common Stock in accordance with
Section 5 herein, in whole but not in part, (i) at the election of the Corporation upon written notice delivered by the Corporation as provided in 6(b) below, or (ii) upon the written direction of holders holding, in the aggregate, at least 50% of the shares of the Series B as provided in Section 6(c) below.

         (b) If the Corporation has elected to convert the Series B into Common Stock pursuant to this Section 6, the Corporation will provide notice of automatic conversion of shares of Series B pursuant to this Section 6 to holders of record of the Series B to be converted not less than 15 nor more than 60 days prior to the date fixed for conversion. Such notice shall include
(i) a statement signed by one of the Corporation's executive officers certifying that shares of Common Stock are available for the conversion and
(ii) an opinion of counsel that the shares of Common Stock to be received upon conversion of the Series B has been duly authorized and are validly issued and nonassessable. Such notice shall be provided by mailing notice of such conversion first class mail postage prepaid, to each holder of record of the Series B to be converted, at such holder's address as it appears on the stock register of the Corporation.

         (c) If the holders holding, in the aggregate, at least 50% of the issued and outstanding shares of Series B have elected to convert the Series B into Common Stock pursuant to this Section 6, the holders will provide notice of such election to the Company and to each other holder of record of Series B to be converted not less than 15 nor more than 60 days prior to the date fixed for conversion. Such notice shall list the




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holders making such election and the number of shares of Series B held by each such holder. Such notice shall be provided by mailing notice of such conversion first class mail postage prepaid, to the Corporation and to each holder of record of the Series B to be converted, at such holder's address as it appears on the stock register of the Corporation.

         (d) The holders of Series B shall cause any director nominees, nominated on behalf of such holders of Series B to recuse themselves from any deliberation or consideration of actions to cause the Corporation to convert the Series B, as described in this Section 6.

         7.     Voting Rights.

         (a) Except as otherwise required by this Section 7 or as otherwise required by law, the holders of this Series B shall vote together with the shares of Common Stock (and any other class or series which may similarly be entitled to vote with the holders of Common Stock) as a single class at any annual or special meeting of the stockholders of the Corporation, or by written consent, in the same manner as the holders of Common Stock. Each holder of Series B shall be entitled to such number of votes for the shares of Series B held by such holder on the record date fixed for any meeting, or on the effective date of any written consent, as shall be equal to number of votes such holder would be entitled to if such holder held the whole number of shares of Common Stock into which all of his shares of Series B would be convertible, notwithstanding the final sentence of Section 5(a) immediately after the close of business on the record date fixed for such meeting or the effective date of such written consent.

         (b) In addition to any other vote or consent of stockholders required by law or by the certificate of incorporation of the Corporation, the consent of the holders of record of greater than 50% of the outstanding shares of Series B given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary to effect, validate or take any of the following actions: (i) any amendment or change that adversely affects the rights, preferences, privileges or powers of, or the restrictions provided for the benefit of the holders of the Series B; (ii) any action that authorizes, creates or issues additional shares of Series B or shares of Parity Stock or Senior Stock or increases the authorized amount of any such other class or series; (iii) any action that reclassifies any outstanding shares into Parity Stock or Senior Stock; (iv) any amendment alteration, modification or repeal of any of the provisions of the certificate of incorporation of the Corporation (by merger, consolidation or otherwise), which adversely affects the voting powers, rights, privileges or preferences of the holders of Series B; (v) the declaration or payment of a dividend on any Junior Stock (other than a dividend payable solely in shares of Junior Stock); or (vi) any Sale Transaction.

         8.     Definitions.

         As used herein with respect to Series B, the following terms shall have the following meanings:





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         (a)    "Board of Directors" shall mean the Board of Directors of the
Corporation (or persons performing a similar function in any successor entity).

         (b) "Junior Stock" shall mean the Common Stock or any other class or series of shares of the Corporation hereafter authorized in accordance with the certificate of incorporation of the Corporation by the terms of which the holders of shares of Series B would be entitled to the receipt of dividends and of amounts distributable upon Liquidation or redemption in preference or priority to the holders of shares of such class or series.

         (c) "Liquidation" shall mean any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation or the consummation of any Sale Transaction.

         (d) "Parity Stock" shall mean any class or series of stock or other security of the Corporation hereafter authorized in accordance with the certificate of incorporation of the Corporation by the terms of which the holders of shares of Series B would be entitled to the receipt of dividends and of amounts distributable upon Liquidation or redemption on parity with the holders of shares of such class or series.

         (e) "Sale Transaction" shall mean the voluntary sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all the property or assets of the Corporation to, or the consolidation or merger of the Corporation with or into, one or more other corporations or other entities, where the stockholders of the Corporation immediately prior to such transaction do not thereafter beneficially own, collectively, at least a majority of the shares of capital stock entitled to vote generally in election of directors or persons performing a similar function of the surviving or successor corporation or other entity. The good faith determination of a majority of the Board of Directors of the Corporation (or persons performing a similar function of a successor entity) that a Sale Transaction has occurred shall conclusively establish the occurrence of such event.

         (f) "Senior Stock" shall mean any class or series of stock or other security of the Corporation hereafter authorized in accordance with the certificate of incorporation of the Corporation by the terms of which the holders of shares of such shares of such class or series would be entitled to the receipt of dividends and of amounts distributable upon Liquidation or redemption in preference or priority with the holders of shares of Series B.

         9. Miscellaneous. The shares of Series B shall not have any relative, participating, optional, conversion, voting or other special rights and powers other than as set forth herein. In the event that the Corporation shall at any time be party to a transaction or series of transactions that constitute a sale of all or substantially all assets, a holding company reorganization or any other merger or consolidation pursuant to which in each case all of the Common Stock shall be exchanged for equity securities in another entity, the Corporation agrees that the entity resulting from, or issuing securities in, such transaction or series of transactions shall be deemed the successor to the Corporation




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pursuant to this instrument and shall assume all of the Corporation's rights and obligations hereunder.

         10. Severability of Provisions. If any voting powers, preferences and relative, participating, optional and other special rights of the Series B and qualifications, limitations and restrictions thereof set forth in this certificate of designation (as it may be amended from time to time) are invalid, unlawful or incapable of being enforced by reason of any rule or law or public policy, all other voting powers, preferences and relative, participating, optional and other special rights of Series B and qualifications, limitations and restrictions being given effect thereby set forth in this certificate of designation (as so amended) which can be given effect without the invalid, unlawful or unenforceable voting powers, preferences and relative, participating, optional and other special rights to Series B and qualifications, limitations and restrictions thereof shall, nevertheless, remain in full force and effect, and no voting powers, preferences and relative, participating, optional or other special rights of Series B and qualifications, limitations and restrictions thereof herein set forth shall be deemed dependent upon any other such voting powers, preferences and relative, participating, optional or other special rights of Series B and qualifications, limitations and restrictions thereof unless so expressed herein.



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         IN WITNESS WHEREOF, we have signed this certificate on the 11th day of
April, 2003, and affirm the statements contained herein as true under penalties of perjury.


                                  /s/ Larry L. Enterline
                                  ---------------------------------------------

                                  Larry L. Enterline
                                  Chief Executive Officer


                                  /s/ Ken R. Bramlett, Jr.
                                  ----------------------------------------------
                                  Ken R. Bramlett, Jr.
                                  Secretary





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